EXHIBIT 10.4
AMENDMENT ONE TO THE GENERAL SERVICES AGREEMENT
THIS AMENDMENT ONE TO GENERAL SERVICES AGREEMENT (this “Amendment”) is made effective as of July 1, 2011, by Affiliated Computer Services, Inc., (“ACS”) and Ashford University, LLC (“Customer”).
WHEREAS, ACS and Customer entered into that certain General Services Agreement effective January 1, 2009; and
WHEREAS, ACS and Customer now desire to amend the Agreement pursuant to the terms and conditions described herein; and
WHEREAS, ACS and Customer are entering into this Amendment pursuant to Section 17(h) of the Agreement.
NOW THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, ACS and the Customer, intending to be legally bound, agree as follows:
1.Capitalized terms used herein and not otherwise defined shall have the meanings set forth for such terms in the Agreement.
2.Section 4.3 is modified to provide for the following:
(v) Forgery of signatures or certifications;
(vi) False statements of income; and
(vii) Payment of any commission, bonus, or other incentive payment based in any part, directly or indirectly, upon success in securing enrollments or the award of financial aid to any person or entity engaged in any student recruitment or admission activity or in making decisions regarding the award of title IV, HEA program funds.
3.In the event of a direct conflict between the terms of this Amendment and the Agreement, the terms of this Amendment will govern. All other terms and conditions outlined in the Agreement shall remain in full force and effect.
The Parties have caused this Amendment to be executed by the signatures of their respective authorized representatives.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed the Amendment to this Agreement.

Affiliated Computer Services, Inc.		Ashford University, LLC

By:	/s/ Richard K. Schnacker	By:	/s/ Daniel J. Devine
(Print Name) Richard K. Schnacker		(Print Name) Daniel Devine
Title:	Group President	Title:	EVP/CFO
Date:	6/30/2011	Date:	7/14/2011